Exhibit 99.1

Warren Resources, Inc. August 8, 2006 Shareholders Update

Disclaimer Cautionary Note to U.S. Investors: This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections or other statements, other than statements of historical fact, are forward-looking statements. Although Warren believes that the expectations reflected in such forward-looking statements are reasonable, they can give no assurance that such expectations will prove to have been correct. Additionally, in its filings with the SEC, Warren is permitted to disclose only proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Warren uses certain terms in this presentation, such as “potential”, “possible” and “recoverable” in relation to reserves, which SEC guidelines strictly prohibit from being included in filings with the SEC. Estimates of “potential”, “possible” and “recoverable” reserves which may potentially be recoverable through additional drilling or recovery techniques are by their nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company. Investors are urged to consider closely Warren’s disclosure of its proved reserves, along with certain risk factors and uncertainties inherent in its business set forth in its Form 10K and other filings with the SEC. WRES undertakes no obligation, and expressly disclaims any duty, to publicly update any forward looking statements made herein, whether as a result of new information or future events. ii

Introduction i

Investment Highlights Large, high-quality reserve base Long-lived reserves (+20 yrs) Low-risk development drilling program in giant Wilimington Oil Field in California and large CBM project in Washakie Basin in Wyoming. Net proved reserves of 326.8 Bcfe at 12/31/05 account for less than 10% of net acreage Reserves with significant development potential 50.2 MMBO net proved oil reserves in Wilmington Units in LA Basin of California in oil waterflood projects with significant additional potential reserves Leasehold interests in 269,557 gross (149,825 net) acres with over 2,702 potential drilling locations (2,202 CBM wells in Rockies, 500 oil and injection wells in Wilmington) Aggressive execution of $95 million drilling program with 115 new oil and gas wells planned for 2006 Strong technical expertise in water flood operations, CBM development and horizontal/directional drilling Experienced management team with significant ownership position 1

Warren Resources Operational Overview Net proved reserves with a PV-10 value of $637.9 million (using $49.05 realized price per BOE at 12/31/05), accounts for less than 10% of our net acreage Interests in 291 gross (158 net) producing wells and are the operator or joint-operator of 85% of these wells Average daily production of 25.6 MMcfe/d gross (10.4 MMcfe/d net) in June 2006 As of June 30, 2006 Area Total Net Proved Reserves (Bcfe) Total Drilling Locations Net Producing Wells Net Undeveloped Acreage Atlantic Rim 19.3 1,800 7.0 103,658 Pacific Rim 1.0 402 3.8 25,246 Powder River 2.4 — 42.3 82 WTU 182.7 450 62.2 949 NWU 118.7 50 39.7 713 East Texas/Other 2.7 — 2.6 7,764 Total 326.8 2,702 157.6 138,412 2

Unrisked, Unbooked, Potential Reserves Washakie CBM – Net Proved Reserves 19.3 Bcfe Proved Reserves Non-Proved Potential Reserves Washakie CBM – Unrisked, Unbooked Potential Net Gas Reserves Based on Net Acreage 900 Bcfe Wilmington – Net Proved Reserves 301.4 Bcfe 2% 3

Peer Comparisons – EV/3P Reserves (Mcfe)(1) WRES is a value resource play (1) Fully-diluted enterprise value calculated as of 12/31/05; 3P reserves based on recent management presentations. Mean $0.89 $0.48 $0.45 $0.99 $1.37 $1.55 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 Warren CO #1 CO #2 CO #3 CO #4 4

WRESTEV / Proved Reserves Comps TEV / Proved ($/Mcfe) Mean $4.08 $2.21 $7.26 $3.47 $4.32 $5.00 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 Warren CO #1 CO #2 CO #3 CO #4 5

One Year Results – 2005 Compared to 2004 60% 74% 163% 215% 11,200% Production Stock Price Reserve Value Reserve Volume Production Replacement

Business Strategy Exploit existing properties through the drillbit Increase proved reserves by drilling identified Rocky Mountain CBM and Wilmington locations Increase our working interests in future wells Utilize $95 million from recent equity offering proceeds to increase level of participation in drilling activities in core high growth areas Pursue selective acquisitions and joint ventures Leverage technical knowledge and experience in core areas Increase high-quality CBM and secondary recovery oil projects Reduce unit costs through economies of scale and efficient operations Increase production Leverage growing infrastructure 7

Operations and Property Overview 8

Focused Operations – Washakie Basin CBM Comprises the southeast one-third of the Greater Green River Basin in southwestern Wyoming Largest acreage position with 243,690 gross (137,630 net) acres Over 2,202 potential CBM drillsites on mostly 80-acre spacing with EUR over 1.0 Bcfe/well Own 57% average working interest Planned capital expenditures of $25.5 million in 2006 for 35 gross wells Conduct CBM operations on both the Atlantic Rim and the Pacific Rim areas Deep potential under 124,760 gross (104,818 net) acres for 200+ conventional wells Near giant Wamsutter, Pinedale and Jonah fields Washakie Basin 9

Washakie Basin – Atlantic Rim CBM Located on the eastern rim of the Washakie Basin comprising 207,844 gross (109,438 net) acres Development of 158,915 gross acres through a 50/50 joint venture with Anadarko Managed jointly through operating subcommittee with equal representation Evaluated CBM acreage throughout the Atlantic Rim High gas content and high permeability Shallow drilling depths Potential reserves over 1.0 Bcfe per well Drilled first three pilot programs - 59 CBM wells producing 6.5 MMcf/d gross Plan to drill 28 gross (9.8 net) CBM wells in 2006 Capital expenditures of $14.4 million in 2006 for drilling, pipeline and compression facilities Pending Environmental Impact Statement (“EIS”) started in 2001 should be completed in early 2007 Atlantic Rim Project 10

Washakie Basin – Atlantic Rim – CBNG Units Sun Dog Pilot test with 4-year history Still in de-watering phase with inclining production First 10 pilot wells averaging 500 Mcf/d per well Two new wells averaging 200 Mcf/d (rather than zero gas production) due to benefits from pilot wells previous de-watering BP’s Wamsutter field average 250 Mcf/d per well BLUE SKY 0 50 100 150 200 250 300 350 400 450 500 7/1/03 1/1/04 7/1/04 1/1/05 7/1/05 1/1/06 7/1/06 DATE MCFD 0 10000 20000 30000 40000 50000 60000 70000 80000 90000 100000 BWPD DAILY GAS PRODUCTION DAILY WATER PRODUCTION SUN DOG 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 1/1/2003 7/1/2003 1/1/2004 7/1/2004 1/1/2005 7/1/2005 1/1/2006 7/1/2006 DATE MCFD 0 10000 20000 30000 40000 50000 60000 BWPD DAILY GAS PRODUCTION DAILY WATER PRODUCTION DOTY MOUNTAIN 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 5/10/04 11/10/04 5/10/05 11/10/05 5/10/06 DATE MCFD 0 5000 10000 15000 20000 25000 30000 35000 40000 45000 50000 BWPD DAILY GAS PRODUCTION DAILY WATER PRODUCTION

Washakie Basin – Pacific Rim CBM Located 60 miles due west of the Atlantic Rim Project comprising approximately 35,846 gross (28,191 net) acres Drilled 32 CBM wells as of June 30, 2006 High gas content and low permeability Initial gas production to-date from CBM wells below commercial rates Capital expenditures of $6.7 million for 2006 to drill 6 gross wells in the Pacific Rim Received BLM approval of EA for 120 CBM wells Operatorship of Pacific Isle, Rifes Rim and Chicken Springs federal units Own approximately 5,000 net acres in potential deep play in Baxter shale recently reported by Questar Acquired 6.5 mile pipeline that provides access to the Kern River pipeline system to Bakersfield, CA Pacific Rim Project 12

Rocky Mountain Pipelines

Focused Operations – Wilmington Townlot Unit Located in the Los Angeles Basin of California Unitized in 1973 by Exxon Produced 144 MMBO Produced only 20% of the 727 MMBO of original oil in place 92 MMBO of potentially remaining recoverable gross oil reserves to reach 32% recovery versus 36% for the field Utilize secondary recovery techniques in “7 spot” waterflood patterns drilled from drilling cellars to be located within central production facility Estimated average reserves per well of 228 MBO (1.4 Bcfe) Increased WTU oil production to over 1,150 BOD from 375 BOD during past 12 months Plan to drill 58 gross (57.1 net) wells including 27 water injection wells in 2006 in Upper Terminal, Ranger and Tar oil zones Budgeted 2006 capex of $65.0 million including $9.0 million for infrastructure costs and cellar construction Identified approximately 450 potential drilling locations in Terminal, Ranger, UP/Ford and Tar zones Wilmington Townlot Unit 14

Wilmington Townlot Unit – Summary of Potential Reserves The Wilmington Townlot Unit has approximately 92 MMBO of remaining gross potential reserves  Zones Acres Oil In Place Recovery to Date Remaining Potential MMBO MMBO Percent MMBO Percent Tar 1,300 102.0 14.9 14.6% 10.2 10.0% Ranger 1,600 309.5 73.0 23.6% 41.8 13.5% Upper Terminal 1,200 246.1 48.9 19.9% 29.5 12.0% Ford 507 70.0 7.5 4.1% 10.5 15.0% 727.6 144.3 19.8% 92.0 12.6% 15

Central Facility & Drillsite – Plan View

Wilmington Townlot Unit Up to five double-wide drilling cellars Two rows of wells in an open cement lined trench can accommodate drilling up to 150 directional wells per cellar Production equipment below ground level Drilling Rig skid-mounted over cellar allows rapid rig moves All fluid production and clean water re-injection occurs at wellheads located within cellars Environmentally sound operations Example of Modern Compact Drillsite 17

North Wilmington Unit Acquisition Adjacent to existing Wilmington Townlot Unit Unitized in 1973 by Sun Oil Acquired NWU for $23 million (closed on 12/31/05) 23.4 MMBO gross (19.8 MMBO net) proved reserves 400 barrels of gross (338 net) daily production Purchase price metrics of $1.16/Bbl based on net proved reserves 100% W.I. and 84.5% N.R.I. Appointed unit operator of record Capital expenditures $7.7 million for 2006 to return 18 idle wells to production and drill 4 new wells Produced 37 MMBO as well as produced only 24% of the 165 MMBO of original oil in place verses 36% for the field. North Wilmington Unit NWU18

Experienced Operating Team Warren has assembled a top-notch technical team with considerable experience in their operating regions  Name Title Years Operating Experience Regional Focus Area of Expertise Lloyd G. Davies Chief Executive – Warren E&P 42 California & Wyoming Reservoir & Operations Ken Gobble Chief Operating Officer – Warren E&P 19 California & Wyoming Operations William Lee Manager of Operations – Wyoming 33 Wyoming Drilling & Operations 19

Financial Overview 20

Capitalization ($Millions)  $ 207.7 $ 286.9 $ 298.0 Total capitalization 157.6 278.0 288.8 Total stockholders’ equity 80.3 270.4 284.9 Common stock 77.3 7.6 3.9 Preferred stock Stockholders’ equity: $ 50.1 $ 8.9 $ 9.2 32.4 8.3 8.6 Debentures and other long-term liabilities 17.7 0.6 0.6 Current portion of long-term debt $ 99.9 $ 114.6 $ 69.7 Cash and cash equivalents 2004  2005 2006 As of December 31, As of June 30, 21

Defined Growth Planned 2006 Gross Producing Wells of 143 2006 Capital Plan of $95 Million (1) Includes capex for Anadarko joint venture pipeline and compression facilities as well as infrastructure in other regions. Also includes $9.0 million for infrastructure and cellar construction costs in the WTU.  NWU 8% Atlantic Rim and Other 19% WTU 66% Pacific Rim 7% Pacific Rim 3% WTU 42% NWU 16% Atlantic Rim and Other 38% As of December 31, 2005 Gross Wells Producing Drilled Total Planned 2006 Producing and Injector Wells Gross Total Capex (1) Atlantic Rim 47 52 99 28 $ 9.5 Pacific Rim 18 8 26 6 6.7 Powder River 76 — 76 — — WTU 46 9 55 58 65.0 NWU 44 2 46 22 7.7 Other 34 — 34 1 4.4 WES — — — — 5.0 22

Historical Financial Performance Year Ended December 31 Six Months Ended March 31, 2006 2005 2004 Net Production Natural Gas (MMcf) 566.7 1,073.5 817.2 Oil (MBbls) 197.9 147.6 68.2 Equivalents (MMcfe) 1,753.8 1,958.9 1,226.4 Revenues: Oil and Gas Sales 14.4 $ 14.0 $ 6.5 $ Turnkey Contracts 0.5 9.7 10.4 Oil and Gas Sales from Marketing Activities 1.5 10.2 6.2 Well Services 0.5 1.6 1.1 Gain on investments 0.1 1.0 - Interest and other income 2.5 3.3 2.1 Gain on sale of oil and gas properties - 0.2 0.1 Total Revenues 19.5 40.0 26.4 Costs and Operating Expenses: Production and Exploration 6.2 7.3 3.9 Turnkey Contracts 0.8 11.3 12.9 Oil and Gas Sales from Marketing Activities 1.5 10.1 6.0 Well Services 0.5 1.1 0.7 Depreciation, Depletion, & Amortization 3.2 3.6 4.0 General & Administrative 4.5 7.4 8.2 Interest 0.4 1.8 0.5 Retirement of debt expense - 1.8 - Total Costs and Operating Expenses 17.1 44.4 36.2 Deferred income tax expense (benefit) 0.1 0.4 (0.1) Minority Interest - (0.3) (0.2) Dividends 0.2 3.8 6.6 Net income (loss) applicable to shareholders 2.1 $ (8.9) $ (16.5) $

Investment Highlights Large, high-quality reserve base Long-lived reserves (+20 yrs) Low-risk development drilling program in giant Wilmington Oil Field in California and large CBM projects in Washakie Basin in Wyoming PV-10 of $639.7 million on 326.8 Bcfe account for 10% of net acreage Reserves with significant development potential 50.2 MMBO net proved oil reserves in Wilmington Units in LA Basin of California in oil waterflood projects with significant additional potential reserves Leasehold interests in 269,557 gross (149,825 net) acres with over 2,742 potential drilling locations (2,202 CBM wells in Rockies, 540 oil and injection wells in Wilmington) Deep potential under most Rocky Mountain acreage Aggressive execution of $95 million drilling program with 115 new oil and gas wells planned for 2006 Strong technical expertise in water flood operations, CBM development and horizontal/directional drilling Experienced management team with significant ownership position 24

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